Exhibit 19.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re: Fourthstage Technologies, Inc.  )  CASE NO. B-01-17604-ECF-EWH
                                       )
                                       )  BUSINESS AND INDUSTRY
                                       )  MONTHLY OPERATING REPORT
                                       )
                                       )  MONTH OF: February, 2002
                                       )
                           Debtor(s).  )  DATE PETITION FILED: December 31, 2001
                                       )
                                       )  TAX PAYER ID NO. 742971167

Nature of Debtor's Business:

Technology, integration & support
--------------------------------------------------------------------------------

DATE DISCLOSURE STATEMENT:       FILED _______________    TO BE FILED April 2002
                                                                      ----------
DATE PLAN OF REORGANIZATION:     FILED _______________    TO BE FILED April 2002
                                                                      ----------

     I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Steve Martin                                               CFO/VP of Finance
--------------------------------------------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                              TITLE

Steve Martin                                                        4/18/02
--------------------------------------------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

PREPARER:

/s/ Michelle Merhar                                                Controller
--------------------------------------------------------------------------------
ORIGINAL SIGNATURE OF PREPARER                                       TITLE


Michelle Merhar                                                     4/18/02
--------------------------------------------------------------------------------
PRINTED NAME OF PREPARER                                             DATE


PERSON TO CONTACT REGARDING THIS REPORT:    Lori Schmig
                                            ------------------------------------
               PHONE NUMBER:                602-382-6389
                                            ------------------------------------
               ADDRESS:                     One Arizona Center Phoenix, AZ 85004
                                            ------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                         BANK ACCOUNTS BofA DIP Account

                                        OPERATING          Payroll           Tax             TOTAL
                                       ------------     ------------     ------------     ------------
                                       # 3755508032     # 3755508278     # 3755508281
CASH AND BANK BALANCE --                 266,557.08                0                0       266,557.08
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                                  0

ACCOUNTS RECEIVABLE--PREPETITION         253,164.73                                         253,164.73

ACCOUNTS RECEIVABLE--POSTPETITION        166,540.66                                         166,540.66

LOANS AND ADVANCES                                0                                                  0

SALE OF ASSETS                                    0                                                  0

TRANSFERS IN FROM OTHER ACCOUNTS           7,834.14           100.00           100.00         8,034.14

OTHER (ATTACH LIST) (See schedule E)     120,102.17                                         120,102.17

     TOTAL RECEIPTS                      547,641.70           100.00           100.00       547,841.70

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS            545,035.36                0                0       545,035.36

CAPITAL IMPROVEMENTS                              0                                                  0

PRE-PETITION DEBT                                 0                                                  0

TRANSFERS TO OTHER DIP ACCOUNTS              400.00                0                0           400.00

OTHER (ATTACH LIST)                               0                                                  0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                                  0

  ACCOUNTANT FEES                                 0                                                  0

  OTHER PROFESSIONAL FEES                         0                                                  0

  U.S. TRUSTEE QUARTERLY FEE                 250.00                                             250.00

  COURT COSTS                                     0                                                  0

     TOTAL DISBURSEMENTS                 545,685.36                0                0       545,685.36

CASH AND BANK BALANCE --                 268,513.42           100.00           100.00       268,713.42
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                              545,685.36

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                     400.00

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                         545,285.36

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                INCOME STATEMENT
                                 (ACCRUAL BASIS)

DEBTOR'S INCOME STATEMENT MAY BE SUBSTITUTED IF IT IS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND IF REORGANIZATION EXPENSES ARE SEGREGATED IN THE STATEMENT

REVENUES                                  CURRENT MONTH     YEAR TO DATE     TOTAL SINCE FILING
--------                                  -------------     ------------     ------------------
  GROSS REVENUES                       X - SEE SCHEDULE A

  LESS: RETURNS & DISCOUNTS

     NET REVENUE

COST OF GOODS SOLD
------------------
  MATERIAL

  DIRECT LABOR

  DIRECT OVERHEAD (ATTACH DETAIL

     TOTAL COST OF GOODS SOLD

GROSS PROFIT (MARGIN)

OPERATING EXPENSES
------------------
  OFFICER/INSIDER COMPENSATION

  SELLING & MARKETING (ATTACH DETAIL)

  GENERAL & ADMINIST. (ATTACH DETAIL

  OTHER (ATTACH LIST)

     TOTAL OPERATING EXPENSES

INCOME BEFORE NON-OPERATING
INCOME AND EXPENSES

OTHER INCOME & EXPENSES
-----------------------
  OTHER INCOME (ATTACH LIST)

  OTHER EXPENSE (ATTACH LIST)

  INTEREST EXPENSE

  DEPRECIATION/DEPLETION

  AMORTIZATION

     NET OTHER INCOME & EXPENSES

INCOME BEFORE REORGANIZATION
EXPENSE

REORGANIZATION EXPENSES
-----------------------
  PROFESSIONAL FEES

  U.S. TRUSTEE FEES

  OTHER (ATTACH LIST)

     TOTAL REORGANIZATION EXPENSES

INCOME TAX

NET PROFIT OR (LOSS)

-----------------------------
CASE NUMBER: 01-17604-EFF-EWH
-----------------------------

                           COMPARATIVE BALANCE SHEET
                                 (ACCRUAL BASIS)

DEBTOR'S IN-HOUSE OR COMPUTERIZED BALANCE SHEET MAY BE SUBSTITUTED FOR THIS STATEMENT IF IT IS PREPARED USING GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND IF PRE-PETITION AND POST-PETITION LIABILITIES ARE SEGREGATED.

                                               SCHEDULE        CURRENT     PRIOR
ASSETS                                          AMOUNT          MONTH      MONTH
------                                         --------        -------     -----
  UNRESTRICTED CASH                       X - SEE SCHEDULE B

  RESTRICTED CASH

     TOTAL CASH

  ACCOUNTS RECEIVABLE (NET)

  INVENTORY

  NOTES RECEIVABLE

  PREPAID EXPENSES

  OTHER (ATTACH LIST)

     TOTAL CURRENT ASSETS

  PROPERTY, PLANT & EQUIPMENT

  LESS: ACCUMULATED DEPRECIATION/DEPLETION

     NET PROPERTY, PLANT & EQUIP.

  DUE FROM INSIDERS

  OTHER ASSETS - NET OF AMORTIZATION
    (ATTACH LIST)

  OTHER (ATTACH LIST)

     TOTAL ASSETS

POSTPETITION LIABILITIES
------------------------
  ACCOUNTS PAYABLE

  TAXES PAYABLE

  NOTES PAYABLE

  PROFESSIONAL FEES

  SECURED DEBT

  OTHER (ATTACH LIST)

     TOTAL POSTPETITION LIABILITIES

PREPETITION LIABILITIES
-----------------------
  SECURED DEBT

  PRIORITY DEBT

  UNSECURED DEBT

  OTHER (ATTACH LIST)

     TOTAL PREPETITION LIABILITIES

     TOTAL LIABILITIES

EQUITY
------
  PREPETITION OWNERS' EQUITY

  POSTPETITION CUMULATIVE PROFIT OR (LOSS)

  DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)

     TOTAL EQUITY

  TOTAL LIABILITIES &
  OWNERS' EQUITY

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                STATUS OF ASSETS

                                                                0-30        31-60         60+
ACCOUNTS RECEIVABLE                                TOTAL        DAYS        DAYS         DAYS
-------------------                                -----        ----        ----         ----
TOTAL ACCOUNTS RECEIVABLE                        2,323,977     197,444     301,713     1,824,820

     LESS: AMOUNT CONSIDERED UNCOLLECTIBLE       1,189,412

ACCOUNTS RECEIVABLE (NET)                        1,134,565

DUE FROM INSIDERS
-----------------
SCHEDULED AMOUNT                                                            NONE

PLUS: AMOUNT EXTENDED SINCE DATE OF FILING                                  NONE

LESS: AMOUNT COLLECTED SINCE DATE OF FILING                                 NONE

LESS: AMOUNT CONSIDERED UNCOLLECTIBLE                                       NONE

TOTAL DUE FROM INSIDERS                                                     NONE

INVENTORY
---------
BEGINNING INVENTORY                                                            0

ADD: PURCHASES                                                                 0

LESS: COST OF GOODS SOLD (COST BASIS)                                          0

ENDING INVENTORY                                                               0

DATE THE LAST PHYSICAL INVENTORY WAS TAKEN: N/A

                         SCHEDULED                                       CURRENT
FIXED ASSETS               AMOUNT         ADDITIONS       DELETIONS      AMOUNT
------------               ------         ---------       ---------      ------
REAL PROPERTY            X - SEE SCHEDULE
                         C for a schedule
                         of all fixed
                         assets

BUILDING/PLANT

ACCUM. DEPREC.

NET BUILDINGS/PLANT

EQUIPMENT

ACCUM. DEPREC.

NET EQUIPMENT

AUTOS & VEHICLES

ACCUM. DEPREC.

NET AUTOS & VEHICLES

Please  provide a  description  of fixed  asset  additions  and  deletions  that
occurred  during  the  reporting   period  including  date  court  order  signed
authorizing same:

N/A
--------------------------------------------------------------------------------

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS

   POSTPETITION
UNPAID OBLIGATIONS         TOTAL           0-30            31-60           61-90            91+
------------------      ----------      ----------      ----------      ----------      ----------
ACCOUNTS PAYABLE*       450,193.12      295,314.95      154,878.17           0               0
(See Schedule D)

TAXES PAYABLE            13,310.46        5,300.89        8,009.57           0               0
(See Schedule F)

NOTES PAYABLE                    0               0               0           0               0

PROFESSIONAL FEES       171,532.33      171,532.33               0           0               0
(See Schedule D)

SECURED DEBT TXU        319,363.20      232,137.80       87,225.40           0               0
(See Schedule D)

OTHER (ATTACH LIST)     365,822.43      180,784.59      185,037.84           0               0
(See Schedule F)

     DIP Financing          85,600          85,600

TOTAL POST-PETITION   1,405,821.54      970,670.56      435,150.98           0               0
LIABILITIES

            * DEBTORS MUST ATTACH AN AGED LISTING OF ACCOUNTS PAYABLE

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (OFFICERS, DIRECTORS, GENERAL PARTNERS, PERSONS IN CONTROL OR RELATIVES OF THE ABOVE) AND TO PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.). FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

          INSIDERS                                      AMOUNT PAID   TOTAL PAID
            NAME                  REASON FOR PAYMENT    THIS MONTH      TO DATE
          --------                ------------------    ----------    ----------
Kevin Craig                             Salary          $ 4,041.67    $11,125.01

Roger Friedman                          Salary          $ 4,791.67    $11,875.01

Mark Hicks                              Salary          $ 7,708.34    $16,041.68

     TOTAL PAYMENTS TO INSIDERS                         $16,541.68    $39,041.70

PROFESSIONALS
-------------

                   DATE OF COURT                                         TOTAL
                 ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
     NAME             PAYMENT        APPROVED    PAID      TO DATE     & UNPAID
     ----             -------        --------    ----      -------     --------
Snell & Wilmer          None             0         0          0       171,532.33

--------------------------------------------------------------------------------
CASE NUMBER: 01-17604-ECF-EWH
--------------------------------------------------------------------------------

                                   CASE STATUS

QUESTIONNAIRE
-------------
                                                                  YES       NO
                                                                 -----     -----
HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNTS OTHER THAN
A DEBTOR IN POSSESSION ACCOUNT?                                              X

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
DUE FROM RELATED PARTIES?                                                    X

ARE ANY WAGE PAYMENTS PAST DUE?                                    X

ARE ANY U.S. TRUSTEE QUARTERLY FEES DELINQUENT?                              X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. (ATTACH ADDITIONAL SHEETS IF NECESSARY).

The  pre-petition  payroll for the pay period ended 12/31/01 was not paid due to
--------------------------------------------------------------------------------
insufficient funds and the bankruptcy filing on 12/31/01.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT NUMBER OF EMPLOYEES: 38

INSURANCE

                                                                         EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY      CARRIER AND POLICY NUMBER          PERIOD COVERED       DATE         & FREQUENCY
--------------      -------------------------          --------------       ----         -----------
Health Insurance    Humana # 1025109                   2/1/02-1/31/03      1/31/03     30,502.21 monthly

Vision              VSP # 12149004                     2/1/02-1/31/03      1/31/03     847.52 monthly

D&O Insurance       National Union Fire Insurance      6/18/01-6/18/02     6/18/02     180,000 annual
                    Co # 873-43-47

*** SCHEDULE H      See certificate of insurance for                                   23,389.23 quarterly
                    list of Workman's compensation &
                    liability insurance.

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

Further reduction of operating expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION.

N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER: 01-17604-ECF-EWH
--------------------------------------------------------------------------------

                              DISBURSEMENTS DETAIL
                              MONTH: SEE SCHEDULE G

A LISTING OF ALL DISBURSEMENTS MUST BE ATTACHED FOR EACH ACCOUNT.    ACCOUNT NO:
THE DEBTOR'S COMPUTERIZED DISBURSEMENT JOURNAL OR REGISTER MAY       BANK:
BE SUBMITTED FOR THIS FORM. (ATTACH ADDITIONAL SHEETS AS NEEDED)

CASH DISBURSEMENTS

     DATE                PAYEE                   PURPOSE             AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
TOTAL CASH DISBURSEMENTS
================================================================================

CHECKS ISSUED

CHECK
NUMBER         DATE           PAYEE               PURPOSE             AMOUNT
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================================================================================
TOTAL CHECKS LISTED ON THIS PAGE
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TOTAL CHECKS LISTED ON CONTINUATION PAGES
--------------------------------------------------------------------------------
TOTAL CHECKS LISTED ON ALL PAGES
================================================================================
TOTAL DISBURSEMENTS FOR THE MONTH
================================================================================

                     DISBURSEMENT DETAIL, CONTINUATION SHEET
----------------------------------      ----------------------------------------
CASE NUMBER:                            ACCOUNT NO.:
----------------------------------      ----------------------------------------

CHECKS ISSUED

CHECK
NUMBER         DATE           PAYEE               PURPOSE             AMOUNT
--------------------------------------------------------------------------------

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TOTAL BANK ACCOUNT DISBURSEMENTS THIS PAGE
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(CARRY FORWARD TO SUMMARY PAGE)

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                          BANK ACCOUNTS Chase Accounts

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                      #099-22874382
CASH AND BANK BALANCE --                   6,983.93                               6,983.93
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                               0                                      0

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS              1,329.50                               1,329.50

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS            5,654.43                               5,654.43

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                      6,983.93                               6,983.93

CASH AND BANK BALANCE --                          0                                      0
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                    6,983.93

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                      5,654.43

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                               1,329.50

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                           BANK ACCOUNTS; Wells Fargo

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #2753506845                     0
CASH AND BANK BALANCE --                 163,631.83                     0       163,631.83
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                               0                                      0

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS              1,425.92                               1,425.92

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                                      0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                      1,425.92                               1,425.92

CASH AND BANK BALANCE --                 162,205.91                             162,205.91
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                    1,425.92

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                              0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                               1,425.92

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                              BANK ACCOUNTS Compass

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                         84065773
CASH AND BANK BALANCE --                   2,221.17                    0          2,221.17
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                               0                                      0

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                 41.46                                  41.46

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS            2,179.71                               2,179.71

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                      2,221.17                               2,221.17

CASH AND BANK BALANCE --                          0                                      0
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                    2,221.17

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                      2,179.71

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                  41.46

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                          BANK ACCOUNTS Bank of America

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #4671530895
CASH AND BANK BALANCE --                   6,933.23                               6,933.23
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION          1,078.93                               1,078.93

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                       13,936.89                              13,936.89

     TOTAL RECEIPTS                       15,015.82                              15,015.82

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                 76.03                                  76.03

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                                      0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                         76.03                                  76.03

CASH AND BANK BALANCE --                  21,873.02                              21,873.02
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                       76.03

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                             0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                  76.03

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                              BANK ACCOUNTS Harris

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #3130500664
CASH AND BANK BALANCE --                 -17,302.49                             -17,302.49
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION         14,572.49                              14,572.49

LOANS AND ADVANCES                                0                                      0

SALE OF ASSETS                                    0                                      0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                                      0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                       14,572.49                              14,572.49

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                219.95                                 219.95

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                                      0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:
------------------------
  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                        219.95                                 219.95

CASH AND BANK BALANCE --                  -2,949.95                              -2,949.95
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                      219.95

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                              0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                 219.95

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                     BANK ACCOUNTS Bank of America

                                                          Flex
                                        Integration     Spending             Tax              TOTAL
                                       ------------     ------------     ------------     ------------
                                       # 3755508294     # 3755508304
CASH AND BANK BALANCE --                          0                0                                  0
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                        0                                                   0

ACCOUNTS RECEIVABLE--PREPETITION           1,122.00                                            1,122.00

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                                   0

LOANS AND ADVANCES                                0                                                   0

SALE OF ASSETS                                    0                                                   0

TRANSFERS IN FROM OTHER ACCOUNTS             100.00           100.00                             200.00

OTHER (ATTACH LIST)                               0                                                   0

     TOTAL RECEIPTS                        1,222.00           100.00                           1,322.00

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                     0                0                                  0

CAPITAL IMPROVEMENTS                              0                                                   0

PRE-PETITION DEBT                                 0                                                   0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                0                                  0

OTHER (ATTACH LIST)                               0                                                   0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                                   0

  ACCOUNTANT FEES                                 0                                                   0

  OTHER PROFESSIONAL FEES                         0                                                   0

  U.S. TRUSTEE QUARTERLY FEE                      0                                                   0

  COURT COSTS                                     0                                                   0

  TOTAL DISBURSEMENTS                             0                0                                  0

CASH AND BANK BALANCE --                   1,222.00           100.00                           1,322.00
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                                        0

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                          0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                   0

SCHEDULE A

Fourthstage Technologies, Inc.
Debtor in Possession
Case #01-17604-ECF-EWH
Statement of Operations (GAAP)

                                                                                      Total
                                                                 Month of          Since Filing
                                                              February 2002      YTD February 2002
                                                              -------------      -----------------
Revenues:
  Total Revenues                                                  249,958               551,927

  Total Cost of Goods Sold                                        847,605             1,684,792
                                                               ----------            ----------
  Gross Profit (Loss)                                            (597,647)           (1,132,865)
                                                               ----------            ----------

Selling, general and administrative expenses

  Reorganization -Professional Fees                                91,430               171,532
  Reorganization -U.S. Trustee Fees                                                         250
  Other selling, general, and admin. expenses                     441,856             1,014,518
                                                               ----------            ----------
    Total Selling, General and Administrative Expenses            533,286             1,186,300
                                                               ----------            ----------
      Operating Income (Loss)                                  (1,130,933)           (2,319,165)
                                                               ----------            ----------
Other Income and Expenses
  Interest, net                                                  (137,658)             (275,957)
  Other Income and (Expense), net                                                         3,415
                                                               ----------            ----------
    Total Other Income and (Expenses)                            (137,658)             (272,542)
                                                               ----------            ----------
      Net Income (Loss)                                        (1,268,591)           (2,591,707)
                                                               ==========            ==========

SCHEDULE B

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Balance Sheet

                          Fourthstage Technologies, Inc
                                February 28, 2002

                                     ASSETS
Current Assets:
   Restricted Cash                                                      412,354
   Unrestricted cash                                                     38,811
   Accounts Receivable - Pre Petition                                 1,893,951
   Accounts Receivable - Post Petition                                  430,026
   Allowance for Doubtful Accounts                                   (1,189,412)
   Other Current Assets                                                  56,653
                                                                   ------------
      Total Current Assets                                            1,642,383

      Other Assets                                                    1,080,945

      Property Plant & Equipment, net                                27,877,111
                                                                   ------------

         TOTAL ASSETS                                                30,600,439
                                                                   ============
                             LIABILITIES AND EQUITY

Current Liabilities:
   Accounts Payable - Pre-Petition                                    7,210,278
   Accounts Payable - Post Petition                                     941,089
   Accrued Expenses & Fees - Pre Petition                             2,502,643
   Accrued Expenses & Fees - Post Petition                              379,133
   DIP financing - Post Petition                                         85,600
   Capital Lease Payable                                              5,627,537
   Notes Payables                                                    12,860,946
   Restructuring Accrual                                                590,791
                                                                   ------------
      Total Current Liabilities                                      30,198,017

Long Term Liabilities:
   Deferred Rent                                                      1,160,484
   Long Term Debt                                                     1,096,590
                                                                   ------------
      Total Long Term Liabilities                                     2,257,074

      TOTAL LIABILITIES                                              32,455,091

Shareholders' Deficit
   Common Stock                                                         249,693
   Additional Paid in Capital                                       125,096,464
   Accumulated Deficit - Pre-petition                              (124,609,102)
   Current Loss - Post petition                                      (2,591,707)
                                                                   ------------
      TOTAL DEFICIT                                                  (1,854,652)

         TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                 30,600,439
                                                                   ============

SCHEDULE C

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Fixed Asset Rollforward

PPE & INTANGIBLES ROLLFORWARD
2/28/2002

ACCOUNT   DESCRIPTION                      1/31/02 BALANCE      ADDITIONS         DELETIONS      2/28/02 BALANCE
-------   -----------                      ---------------      ---------         ---------      ---------------
 1510     Office Equipment                     2,761,800                                             2,761,800
 1500     Furniture and Fixtures               1,835,412                                             1,835,412
 1540     Warehouse Equipment                    186,726                                               186,726
 1570     Software (for Internal Use)            495,448                                               495,448
 1520     Equipment to be Leased               6,411,937                                             6,411,937
 1530     POP Infrastructure                   6,203,046                                             6,203,046
 1560     Vehicles                               118,648                                               118,648
 1550     Leasehold Improvements              18,571,940                                            18,571,940
                                             -----------       -----------       -----------       -----------
                                              36,584,957                --                --        36,584,957

          ACCUMULATED DEPRECIATION
 1710     Office Equipment                      (817,049)          (47,394)                           (864,443)
 1700     Furniture and Fixtures                (428,997)          (30,594)                           (459,591)
 1740     Warehouse Equipment                   (165,348)           (1,100)                           (166,448)
 1770     Software (for Internal Use)           (230,728)          (13,762)                           (244,490)
 1720     Equipment to be Leased              (2,040,107)         (106,883)                         (2,146,990)
 1730     POP Infrastructure                  (1,260,103)         (103,384)                         (1,363,487)
 1760     Vehicles                               (83,366)           (1,977)                            (85,343)
 1750     Leasehold Improvements              (3,199,126)         (177,926)                         (3,377,052)
                                             -----------       -----------       -----------       -----------
                                              (8,224,825)         (483,021)               --        (8,707,846)

          NET PP&E                            28,360,132          (483,021)                         27,877,111

SCHEDULE D

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Post Petition Accounts Payable Aging as of 02/28/02

                                 Voucher/                                                                        91
Vendor                           Payment                                      Current        31 -      61 -     and
  ID   Name                        No.  Type Document Number    Doc Date      Period        60 Days   90 Days   Over      Total
------ ----                      ------ ---- ---------------    --------      ------        -------   -------   ----   -----------
  350  Aggreko Inc.              16320  INV  11205815           2/19/2002    $7,705.49                                    $7,705.49
   37  Alexander, Nathan         16374  INV  HILTON TORRANCE    2/14/2002       $90.00                                       $90.00
 2293  American Stock Transfer   16250  INV  252778              2/1/2002    $1,000.00                                    $1,000.00
 2293  American Stock Transfer   16230  INV  250510              1/1/2002                  $1,000.00                      $1,000.00
  847  Ampco Parking             16245  INV  1559331             2/8/2002      $465.00                                      $465.00
  847  Ampco Parking             16244  INV  1543814             2/1/2002    $1,334.27                                    $1,334.27
 2196  ATT 171-785-3112-025      16355  INV  1405420009         2/11/2002    $1,450.44                                    $1,450.44
 2196  ATT 171-785-3112-025      16337  INV  4673920009          2/1/2002      $507.49                                      $507.49
    2  Ausvest                   16307  INV  FEB 2002 RENT       2/1/2002    $8,661.87                                    $8,661.87
    2  Ausvest                   16287  INV  JAN 2002 RENT       1/1/2002                  $8,661.87                      $8,661.87
 2511  Bell South 404 681-2747   16271  INV  FEB STMT           2/26/2002      $493.61                                      $493.61
 2120  Bel-Tronics Communicatio  16231  INV  7512               1/18/2002                     $80.00                         $80.00
 2390  Camali Corp               16248  INV  9427               2/12/2002      $327.06                                      $327.06
 2276  Carr Development & Const  16310  INV  FEB 2002 RENT       2/1/2002   $10,279.29                                   $10,279.29
 2276  Carr Development & Const  16290  INV  JAN 2002 RENT       1/1/2002                 $10,279.29                     $10,279.29
 2494  CBIZ Actuarial & Benefit  16133  INV  127018             1/16/2002                    $200.00                        $200.00
 2396  CCH Incorporated          16304  INV  FEB 2002 RENT       2/1/2002   $18,000.00                                   $18,000.00
 2396  CCH Incorporated          16340  INV  FEB 2002 RENT ADJ   2/1/2002    $6,250.00                                    $6,250.00
  299  City of Austin 0437341-1  16325  INV  021302 STMT        2/13/2002       $79.88                                       $79.88
 2515  City of Austin 4345499-0  16326  INV  020502 STMT         2/5/2002   $11,557.63                                   $11,557.63
 2513  City of Austin 4345541-9  16327  INV  021302 STMT        2/13/2002       $68.71                                       $68.71
 2513  City of Austin 4345541-9  16276  INV  011402 STMT        1/14/2002                     $26.40                         $26.40
 2069  Dahill Imaging Systems    16323  INV  233539 1           2/28/2002       $26.37                                       $26.37
 2069  Dahill Imaging Systems    16229  INV  232026 1           1/28/2002                     $77.43                         $77.43
 2504  Daniel's Moving & Storag  16226  INV  18118              1/22/2002                  $2,201.70                      $2,201.70
 2507  Dependable Staffing Serv  16254  INV  16075              2/28/2002      $384.00                                      $384.00
 2507  Dependable Staffing Serv  16253  INV  16023              2/21/2002      $456.00                                      $456.00
  794  EGL                       16315  INV  30416003           2/26/2002      $569.56                                      $569.56
  381  EKB, L.P.                 16308  INV  FEB 2002 RENT       2/1/2002   $28,259.13                                   $28,259.13
  381  EKB, L.P.                 16288  INV  JAN 2002 RENT       1/1/2002                 $28,259.13                     $28,259.13
 2508  FedEx                     16255  INV  5-074-34519        2/27/2002       $27.25                                       $27.25
 2508  FedEx                     16256  INV  5-074-15845        2/25/2002       $45.45                                       $45.45
 2508  FedEx                     16321  INV  5-073-91664        2/22/2002       $25.25                                       $25.25
 2508  FedEx                     16334  INV  5-073-75732        2/21/2002      $153.25                                      $153.25
  698  FedEx 1829-2025-8         16336  INV  4-099-16109        2/14/2002       $12.00                                       $12.00
  698  FedEx 1829-2025-8         16335  INV  4-098-81014         2/7/2002       $11.36                                       $11.36
  365  Filgo Oil Company         16240  INV  26982               2/1/2002      $750.00                                      $750.00
 2415  First Choice Services     16333  INV  782515              2/4/2002       $20.85                                       $20.85
  825  GE Capital                16338  INV  32134975           2/18/2002      $449.68                                      $449.68
  825  GE Capital                16332  INV  32128302           2/18/2002      $195.92                                      $195.92
  825  GE Capital                16331  INV  021302 STMT        2/13/2002      $696.63                                      $696.63
  825  GE Capital                16282  INV  31879932           1/20/2002                    $696.63                        $696.63
  825  GE Capital                16283  INV  JAN 2002 STMT       1/4/2002                    $517.35                        $517.35
  700  Global Crossing Conferen  16329  INV  871872             2/20/2002       $27.07                                       $27.07
  700  Global Crossing Conferen  16328  INV  869654             2/13/2002      $393.94                                      $393.94
  700  Global Crossing Conferen  16257  INV  8355377            1/30/2002      $108.48                                      $108.48
  700  Global Crossing Conferen  16277  INV  857392             1/23/2002                      $8.94                          $8.94
  700  Global Crossing Conferen  16227  INV  853895              1/9/2002                    $676.25                        $676.25
 1043  Gulfcoast Fire & Safety   16242  INV  12702              2/14/2002      $400.00                                      $400.00
 2121  HQ Global Workplaces, In  16312  INV  FEB 2002 RENT       2/1/2002    $3,769.26                                    $3,769.26
 2121  HQ Global Workplaces, In  16292  INV  JAN 2002 RENT       1/1/2002                  $3,769.26                      $3,769.26
 2497  Imperial Financial Print  16249  INV  14049 9996          2/4/2002       $80.00                                       $80.00
  165  Internal Control Systems  16243  INV  33887              2/11/2002      $151.55                                      $151.55
  208  IOS Capital               16281  INV  53825719            1/4/2002                    $809.01                        $809.01
  208  IOS Capital               16280  INV  53790094            1/1/2002                    $649.50                        $649.50
    7  Marietta Street Partners  16303  INV  FEB 2002 RENT       2/1/2002   $17,821.00                                   $17,821.00
 2459  Nasdaq MBNA America       16357  INV  022302 STMT        2/23/2002    $1,934.40                                    $1,934.40
 2426  One Wilshire Arcade Impe  16300  INV  FEB 2002 STMT       2/1/2002    $1,305.56                                    $1,305.56
 2428  Pacific Bell - Van        16301  INV  020702 STMT         2/7/2002    $7,140.87                                    $7,140.87
 2428  Pacific Bell - Van        16275  INV  JAN 2002 STMT       1/7/2002                  $7,140.87                      $7,140.87
    3  Park Tower Investors, LT  16302  INV  FEB 2002 RENT       2/1/2002   $32,944.17                                   $32,944.17
 2496  Pro-Serv Commercial Clea  16341  INV  FEB 2002 SERVICE    2/1/2002      $390.00                                      $390.00
 2496  Pro-Serv Commercial Clea  14234  INV  FEB 2002 SERVICE    2/1/2002      ($86.33)                                     ($86.33)
 2510  QWEST ACCT# 602-263-3614  16264  INV  FEB STMT           2/10/2002    $1,530.98                                    $1,530.98
 2512  Qwest J-480-941-3918-427  16272  INV  020102 STMT         2/1/2002    $2,391.46                                    $2,391.46
 1099  Regis Property Managemen  16309  INV  FEB 2002 RENT       2/1/2002   $46,120.67                                   $46,120.67
 1099  Regis Property Managemen  16289  INV  JAN 2002 RENT       1/1/2002                 $46,120.67                     $46,120.67
  155  S. Union Gas 1170638393   16217  INV  010902 STMT         1/9/2002                     $75.38                         $75.38
  103  SafeSite Inc.             16246  INV  61364               2/1/2002      $120.00                                      $120.00
  103  SafeSite Inc.             16228  INV  010102 STMT         1/1/2002                    $120.00                        $120.00
 2460  Snell & Wilmer            16375  INV  FEB 2002 STMT      2/28/2002   $91,429.91                                   $91,429.91
 2460  Snell & Wilmer            16299  INV  JAN 2002 FEES      1/31/2002   $80,102.42                                   $80,102.42
 2354  Southern California Edis  16239  INV  FEB 2002 STATEMEN   2/1/2002   $27,576.93                                   $27,576.93
 2294  State Fund Workers' Comp  16313  INV  FEB 2002 RENT       2/1/2002   $30,607.48                                   $30,607.48
 2294  State Fund Workers' Comp  16293  INV  JAN 2002 RENT       1/1/2002                 $30,607.48                     $30,607.48
 2434  Sun Microsystems, Inc.    16233  INV  10418944            1/5/2002                  $6,128.46                      $6,128.46
 2506  SWB 214-953-0055-254-4    16247  INV  FEB STATEMENT      2/17/2002      $359.47                                      $359.47
 2516  SWB 512-226-8600-836      16330  INV  FEB 2002 STMT       2/1/2002    $1,958.89                                    $1,958.89
 2376  Tower Executive Suites    16311  INV  FEB 2002 RENT       2/1/2002      $750.00                                      $750.00
 2376  Tower Executive Suites    16291  INV  JAN 2002 RENT       1/1/2002                    $750.00                        $750.00
 1077  TXU Energy Service Compa  16262  INV  FEB CAPITAL LEASE  2/28/2002   $72,456.20                                   $72,456.20
 1077  TXU Energy Service Compa  16305  INV  INSOL0001256       2/12/2002   $87,225.40                                   $87,225.40
 1077  TXU Energy Service Compa  16261  INV  JAN.CAPITAL LEASE  1/31/2002   $72,456.20                                   $72,456.20
 1077  TXU Energy Service Compa  16235  INV  INSOL0001230       1/12/2002                 $87,225.40                     $87,225.40
  458  US Bancorp / Manifest Fu  16268  INV  MANIFEST #6 CAP F  2/28/2002    $2,476.85                                    $2,476.85
  458  US Bancorp / Manifest Fu  16270  INV  FEB MANIFEST #3    2/28/2002    $1,527.15                                    $1,527.15
  458  US Bancorp / Manifest Fu  16269  INV  FEB MANIFEST #5    2/28/2002    $1,308.10                                    $1,308.10
  458  US Bancorp / Manifest Fu  16267  INV  MANIFEST #6 CAP L  1/31/2002    $2,476.85                                    $2,476.85
  458  US Bancorp / Manifest Fu  16266  INV  MANIFEST #3        1/31/2002    $1,527.15                                    $1,527.15
  458  US Bancorp / Manifest Fu  16265  INV  JAN CAPITAL LEASE  1/31/2002    $1,308.10                                    $1,308.10
  469  Verizon Credit Inc.       16306  INV  FEB 2002 STMT       2/7/2002    $6,022.55                                    $6,022.55
  469  Verizon Credit Inc.       16274  INV  2647719             1/5/2002                  $6,022.55                      $6,022.55
  395  Vision Service Plan       16251  INV  FEB 2002 STMT       2/1/2002      $518.91                                      $518.91
                                                                           -----------   -----------   -----    -----   -----------
       Total                                                               $698,985.08   $242,103.57   $0.00    $0.00   $941,088.65
                                                                           -----------   -----------   -----    -----   -----------

SCHEDULE E

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Other Cash Receipts

Current Month's Receipts and Disbursements other receipts detail
February, 2002

                                                   B of A DIP           B of A
                                                  -----------        -----------
Sun Microsystems (spiff)                                                5,488.45
Sun Microsystems (spiff)                                                8,448.44
cobra                                                  670.96
cobra                                                  677.96
cobra                                                  401.20
cobra                                                  670.96
CMP Media refund AP                                 13,547.50
Sun Microsystems Infrastructure                        522.38
Southwestern Bell refund                                65.59
GE Group Life refund                                11,679.55
cobra                                                  659.74
cobra                                                  172.16
cobra                                                  211.48
refund Hilton Hotel                                     90.00
DIP Financing                                        8,323.70
DIP Financing                                       15,458.30
AG Edwards                                             500.00
cobra                                                  172.16
cobra                                                   52.23
cobra                                                  659.74
cobra                                                  401.20
cobra                                                   54.10
cobra                                                  186.02
cobra                                                   17.36
cobra                                                  725.06
cobra                                                  725.06
cobra                                                  217.49
cobra                                                  379.04
cobra                                                   47.10
cobra                                                  193.86
cobra                                                  401.20
cobra                                                  401.20
DIP Financing                                        2,133.53
DIP Financing                                        5,487.57
DIP Financing                                       18,047.52
DIP Financing                                       36,149.25

                                                  -----------        -----------
Total                                              120,102.17          13,936.89
                                                  ===========        ===========

SCHEDULE F
Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Accrued Expenses

VENDOR NAME                                 JAN           FEB          TOTAL
                                        -----------   -----------   -----------
Sales Tax Payable                          8,009.57      5,300.89     13,310.46
Interest & Sales Tax on CMC Lease         17,396.50     17,062.21     34,458.71
Commission Accrual                        24,285.07      1,998.77     26,283.84
401K Payable                                  --         3,598.99      3,598.99
Accrued Interest                          68,537.00     68,537.00    137,074.00
MCI Worldcom                              15,000.00     15,000.00     30,000.00
Genuity min Bandwidth                     13,500.00     13,500.00     27,000.00
Verizon - Webvision                        2,500.00      2,500.00      5,000.00
Interest Expense on Capital Leases         2,500.00      2,500.00      5,000.00
Enron - Bandwidth                         14,113.58     14,113.58     28,227.16
Verizon                                   15,750.00     15,750.00     31,500.00
IX2 rent accrual                           2,100.00     (3,500.00)    (1,400.00)
Sentry Insurance                           9,355.69      9,355.69     18,711.38
WBH                                              --     20,368.35     20,368.35
                                        -----------   -----------   -----------
                                         193,047.41    186,085.48    379,132.89

SCHEDULE G
                                       Aperian
                              CHECKBOOK REGISTER REPORT
                                 Bank Reconciliation

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH

Ranges:             From:     To:                      From:          To:
  Checkbook ID      09        09             Number    First          Last
  Description       First     Last           Date      2/1/2002       2/28/2002
  User-Defined 1    First     Last           Type      Check          Check

Sorted By:     Number
Include Trx:   Reconciled, Unreconciled

+ Voided transaction     ^ Cleared amount is different than posted amount

Checkbook ID        Description          User-Defined 1                    Current Balance
------------------------------------------------------------------------------------------------------------------------------
Number          Date    Type    Paid To/Rcvd From              Reconciled Origin        Payment                        Deposit
------------------------------------------------------------------------------------------------------------------------------
09        Bank of America - DIP acct                                          ($719,685.36)
 8011        2/1/2002    CHK    Ruiz Steve                      No   PMTRX00001562    $    860.00
 8012        2/4/2002    CHK    Ampco Parking                   No   PMTRX00001563    $     75.00
 8013        2/6/2002    CHK    Ferro, Mike                     No   PMTRX00001564    $    209.98
 8014A       2/7/2002    CHK    Marietta Street Partners LLC    No   PMPAY00000139    $ 17,821.00
 8015A       2/7/2002    CHK    WBH, LTD                        No   PMPAY00000139    $ 18,388.22
 8018A       2/7/2002    CHK    CCH Incorporated                No   PMPAY00000139    $ 18,000.00
 8020A       2/7/2002    CHK    One Wilshire Arcade Imperial    No   PMPAY00000139    $  1,348.30
 8022        2/7/2002    CHK    S. Union Gas 1170638393         No   PMTRX00001560    $     75.38
 8023A       2/7/2002    CHK    Filgo Oil Company               No   PMPAY00000139    $    750.00
 8025A       2/7/2002    CHK    Camali Corp                     No   PMPAY00000139    $  9,882.00
 8026A       2/7/2002    CHK    Camali Corp                     No   PMPAY00000139    $  5,000.00
 8027A       2/7/2002    CHK    Aggreko Inc.                    No   PMPAY00000139    $  7,705.49
 8028A       2/7/2002    CHK    Pro-Serv Commercial Cleaning    No   PMPAY00000139    $    425.14
 8029A       2/7/2002    CHK    Ampco Parking                   No   PMPAY00000139    $    554.54
 8030A       2/7/2002    CHK    Imperial Financial Printing     No   PMPAY00000139    $     80.00
 8031A       2/7/2002    CHK    Office of the U.S. Trustee      No   PMPAY00000139    $    250.00
 8032A       2/12/2002   CHK    Cavecreek Web Hosting           No   PMPAY00000138    $ 21,600.00
 8033        2/14/2002   CHK    Swank, Stacey                   No   PMTRX00001561    $  1,974.08
 8034        2/19/2002   CHK    Kforce Professional Staffing    No   PMTRX00001548    $  1,261.50
 8036        2/7/2002    CHK    Dallas FDS, L.P.                No   PMPAY00000139    $ 50,374.62
 8038        2/7/2002    CHK    Park Tower Investors, LTD       No   PMPAY00000139    $ 28,995.03
 8039        2/7/2002    CHK    CB Richard Ellis                No   PMPAY00000139    $ 16,148.31
 8040        2/11/2002   CHK    Kforce Professional Staffing    No   PMTRX00001565    $  1,472.00
 8041        2/20/2002   CHK    Ampco Parking                   No   PMTRX00001554    $     75.00
 8042A       2/20/2002   CHK    CB Richard Ellis                No   PMTRX00000137    $  2,375.79
 8043        2/18/2002   CHK    Quality Building Services       No   PMTRX00001554    $    400.00
 8044        2/22/2002   CHK    Encompass                       No   PMTRX00001559    $    370.22
 8046        2/22/2002   CHK    Nasdaq MBNA America             No   PMTRX00001559    $  4,974.44
 8047        2/22/2002   CHK    CB Richard Ellis                No   PMTRX00001559    $ 22,507.04
 8048        2/22/2002   CHK    Verizon Wireless                No   PMTRX00001559    $    599.98
 8049        2/22/2002   CHK    Humana                          No   PMTRX00001559    $  6,638.37
 8051        2/22/2002   CHK    Kforce Professional Staffing    No   PMTRX00001546    $  1,293.50
 8052        2/26/2002   CHK    Dallas FDS, L.P.                No   PMTRX00001568    $ 62,932.66
 8053        2/27/2002   CHK    King, Louise                    No   PMTRX00001547    $    826.51
 8054        2/27/2002   CHK    Slepikas, Mark                  No   PMTRX00001547    $     21.73
 8056        2/28/2002   CHK    Tectura                         No   PMTRX00001549    $  2,500.00
 8057        2/28/2002   CHK    IX2 Center, LLC                 No   PMTRX00001549    $  5,600.00
 8093        2/28/2002   CHK    ADP payroll fees for Feb        No   CMTRX00000490    $  3,540.89
                                                                                      -----------
     38 Transaction(s)                                                                $317,906.72
                                                                                         1,631.70   ck #8045
     38 Total Transaction(s)                                                           225,660.36   Payroll
                                                                                         3,179.44   Bank fees
                                                                                      -----------
                                                                                      $548,378.22   Total disbursements

SCHEDULE H
--------------------------------------------------------------------------------
60 DAY CERTIFICATE OF INSURANCE                            Issue Date 02-22-2002
--------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER, THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGTE AFFORDED BY THE POLICIES BELOW.

                        COMPANY(IES) AFFORDING COVERAGE

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH

Company: 1. [X] Sentry Insurance A Mutual Company      2. [ ] Middlesex
         3. [ ] _________________________________             Insurance Company
--------------------------------------------------------------------------------
          Name and Address of                     Name and Address
          Certificate Holder                       of the Insured

U.S. DEPARTMENT OF JUSTICE                FOURTHSTAGE TECHNOLOGIES, INCORPORATED
Office of the United States Trustee       3300 North Central Avenue, Suite 200
District of Arizona                       Phoenix, Arizona 85012
2929 North Central Avenue, Suite 700
Phoenix, Arizona 85012
--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE AND ARE IN EFFECT AS OF THE ABOVE ISSUE DATE, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
CO.                                                     POLICY EXPIRATION
NO.       TYPE OF INSURANCE             POLICY NUMBER    DATE (MM/DD/YY)         ALL LIMITS IN THOUSANDS
------------------------------------------------------------------------------------------------------------------------------------
 1   GENERAL LIABILITY                  11-18-01             11-18-02            GENERAL AGGREGATE                 $ 3,000
     [X] COMMERCIAL GENERAL LIABILITY   49-30894-04                              PRODUCTS - COMP/OPS AGGREGATE     $ 1,000
     [X] OCCURRENCE   [ ] CLAIMS MADE                                            PERSONAL & ADVERTISING INJURY     $not included
     [ ] PRODUCTS-COMP/OPS                                                       EACH OCCURRENCE                   $ 1,000
     [ ] CONTRACTUAL                                                             PREM. DAMANGE (ANY ONE PREM.)     $   300
     [ ] ____________________________                                            MEDICAL EXPENSE (ANY ONE PERSON)  $    10
------------------------------------------------------------------------------------------------------------------------------------
 1   AUTOMOBILE LIABILITY               11-18-01             11-18-02            CSL                               $   500
     COVERED AUTOS:   [ ] ANY                                                    BODILY
     [ ] ALL OWNED                                                               INJURY
     [X] NON-OWNED                      49-30894-05                              (PER PERSON)                      $
     [X] SCHEDULED                                                               BODILY
     [X] HIRED                                                                   INJURY
     [ ] ____________________________                                            (PER ACCIDENT)                    $
     [ ] GARAGE LIABILITY                                                        PROPERTY
                                                                                 DAMAGE
                                                                                 (PER ACCIDENT)                    $
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 GENERAL AGGREGATE                 $ 5,000
 1           UMBRELLA LIABILITY         11-18-01             11-18-02            PRODUCTS - COMP/OPS AGGREGATE     $ 5,000
                                        49-30894-06                              EACH OCCURRENCE                   $ 5,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STATUTORY
 1        WORKERS' COMPENSATION         10-26-01             11-18-02            $ 500                     (EACH ACCIDENT)
                  AND                                                            $ 500                     (DISEASE - POLICY LIMIT)
          EMPLOYERS' LIABILITY          49-30894-09                              $ 500                     (DISEASE - EACH EMPLOYEE)
------------------------------------------------------------------------------------------------------------------------------------
               PROPERTY
 1        BUSINESS PERSONAL             11-18-01             11-18-02            $______________________ BUILDING
                                        49-30894-04                              $ 11,261                BUSINESS
                                                                                  ----------------------
                                                                                        PERSONAL PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS
Inland Marine - $10,000 - Property not specifically described.
Inland Marine - $ 1,000 - Property away from your premises.
Policy period is shown above.
------------------------------------------------------------------------------------------------------------------------------------
CANCELLATION
This certificate remains in effect for sixty days from the issue date, or until the earliest of the following:

     1.   The termination date contained in a written notice mailed to the certificate holder 10 days prior to the termination date.
          Failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agent or representatives; or

     2.   The effective date shown in a replacement certificate mailed to the certificate holder; or

     3.   The expiration date, if any, shown above.

Signed    R. Shanon Wagoner
          -----------------------------------------
                     (AUTHORIZED AGENT)

Replace with: [ ] One Year Certificate  [ ] Continuous Certificate  [ ] 60 Days Adequate